UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023(July 27, 2023)

Ultra Clean Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50646	61-1430858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 576-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	UCTT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2023, Ultra Clean Holdings, Inc. (the “Company”), Barclays Bank PLC, as administrative agent, and the revolving lenders party thereto, entered into that certain Fifth Amendment dated as of July 27, 2023 (the “Fifth Amendment”) to the Credit Agreement dated as of August 27, 2018 (as amended as of October 1, 2018, March 31, 2021, August 19, 2022 and June 29, 2023 (the “Existing Credit Agreement”), and the Existing Credit Agreement as further amended by the Fifth Amendment, the “Credit Agreement”). Pursuant to the Fifth Amendment, the Existing Credit Agreement was amended to, among other things, provide the Company with certain relief under the Consolidated Fixed Charge Coverage Ratio and Consolidated Total Gross Leverage Ratio maintenance covenants described in the Credit Agreement (the “Financial Covenant Adjustments”), which are applicable only to the revolving credit facility portion of its credit facilities. The Financial Covenant Adjustments are effective during the period commencing with the fiscal period ended June 30, 2023, through to the fiscal period ending December 31, 2024, subject to certain anti-cash hoarding and minimum liquidity requirements during such period. At the election of the Company, and subject to demonstrating compliance with certain financial ratio tests, the Financial Covenant Adjustments may terminate earlier than December 31, 2024. Upon termination of the Financial Covenant adjustments, such financial maintenance covenants will revert to the levels set forth in the Existing Credit Agreement and the anti-cash hoarding and minimum liquidity requirements will no longer be applicable. The Company currently has no revolving loans outstanding under the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description

10.1	Fifth Amendment, dated as of July 27, 2023, by and among Ultra Clean Holdings, Inc., Barclays Bank PLC, as administrative agent and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ultra Clean Holdings, Inc.

Date:	July 31, 2023	By:	/s/ Paul Cho
Name: Paul Cho Title: General Counsel and Corporate Secretary